SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 4, 2006



                           U.S. HELICOPTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       001-32580               27-0096927
--------------------------------        -------------        ------------------
(State or Other Jurisdiction of          (Commission           (IRS Employer
Incorporation or Organization)           File Number)        Identification No.)


6 EAST RIVER PIERS, SUITE 216, DOWNTOWN MANHATTAN HELIPORT,
NEW YORK, NY                                                           10004
----------------------------------------------------------             -----
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 8.01.        OTHER EVENTS

         On December 4, 2006, we issued the following press release announcing a partnership with Continental Airlines and the commencement of service between Manhattan and Newark Liberty International Airport:

         "US Helicopter Corporation (`US Helicopter') (OTC Bulletin Board: USHP) and Continental Airlines (NYSE: CAL) today announced a partnership to provide eight-minute shuttle service between Manhattan and Newark Liberty International Airport beginning Dec. 18.

         `Time is money,' remarks US Helicopter's Chief Executive Officer and President Jerry Murphy. `With US Helicopter's Eight-Minute Airport Shuttle, Newark now becomes a fast and easy option for time-sensitive business travelers coming in and out of Manhattan.'

         Departing Manhattan, US Helicopter customers traveling on Continental Airlines flights will be able to conveniently check in, receive boarding passes for US Helicopter and Continental Airlines and complete security screening at the Downtown Manhattan Heliport near Wall Street. Bags checked at the heliport will be through-checked to the Continental Airlines passenger's final travel destination. After the eight-minute flight to Newark Liberty, customers will arrive at a dedicated US Helicopter parking location on the secure side of Terminal C where they will be able to proceed directly to the departure gate for their Continental Airlines flight.

         Continental customers arriving at Newark Liberty Airport and traveling on US Helicopter's service to Manhattan will proceed to US Helicopter's departure gate 71 at Terminal C. Baggage will be automatically transferred via US Helicopter flight to the heliport in Manhattan.

         In addition to commuting between Newark Liberty Airport and Manhattan, US Helicopter's new service will also allow customers to travel to Connecticut's Bridgeport Sikorsky Memorial Airport in 37 minutes, serving Fairfield and New Haven Counties and John F. Kennedy Airport in 53 minutes, avoiding known traffic delays on I-95 in Connecticut and the Belt Parkway to JFK.

         `This is a premium service for premium flyers wanting to save valuable time,' said Mark Erwin, Continental's Senior Vice President Asia/Pacific and Corporate Development. `In just eight minutes, customers will be able to travel between Wall Street and Continental's New York hub at Newark Liberty International Airport, which has convenient flight connections to 180 nonstop destinations throughout the world.'

         A one-way ticket aboard US Helicopter costs $159, plus applicable security fees and can be purchased by visiting www.flyush.com. A link to US Helicopter's Web site will also be available at continental.com. US Helicopter's scheduled hourly flights between Newark and Manhattan will operate from 6:40 a.m. to 6:30 p.m.

ABOUT US HELICOPTER

         US Helicopter is the first scheduled helicopter service to and from Manhattan to JFK in more than two decades. With the addition of Newark Airport US Helicopter will increase its weekly flights to 240 departures. Providing the same scheduled, reliable and speedy service between Bridgeport Connecticut, Manhattan and JFK, the new US Helicopter service to Newark Airport is designed to meet the needs of time-sensitive business travelers.

         Founded in 2003, US Helicopter provides scheduled, reliable, fast and affordable helicopter transportation between Manhattan and the three principal airports serving New York. All flights utilize state-of-the-art Sikorsky S-76 helicopters configured for eight passengers and staffed with two pilots. US Helicopter Scheduled Airline Service is designed for business travelers... `because you're too important to wait.'

ABOUT CONTINENTAL AIRLINES

         Continental Airlines is the world's fifth largest airline. Continental, together with Continental Express and Continental Connection, has more than 3,200 daily departures throughout the Americas, Europe and Asia, serving 151 domestic and 136 international destinations. More than 400 additional points are served via SkyTeam alliance airlines. With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 61 million passengers per year. Continental consistently earns awards and critical acclaim for both its operation and its corporate culture. For more company information, visit continental.com.

Safe Harbor for Forward-Looking Statements:

         The foregoing contains `forward-looking statements', which are based on management's beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside US Helicopter's control that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see US Helicopter's filings with the Securities and Exchange Commission. US Helicopter disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 4, 2006

                                    U.S. HELICOPTER CORPORATION
                                    (Registrant)



                                    By:            /S/ JOHN G. MURPHY
                                          --------------------------------------
                                          John G. Murphy
                                          Chief Executive Officer and President